Exhib 77C

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                                         SHAREHOLDER RESPONSE SUMMARY REPORT                                    Page 1
                                            DEUTSCHE ASSET MANAGEMENT
                                              EMERGING GROWTH FUND
                                               September 19, 2002

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----


1.       To approve the Agreement and Plan of Reorganization (the "Plan") between Emerging Growth Fund, Inc.
         (the "Fund") and Forum Funds, on behalf of the BrownIA Small-Cap Growth fund (the "BrownIA Fund"), that provides for the acquisition of all of. the assets and assumptions of the liabilities of the Fund in exchange for shares of beneficial interest of the BrownIA Fund and the distribution of BrownIA Fund shares to the Fund shareholders.

         Affirmative                           1,219,392.988                 52.396%                  98.903%
         Against                                   9,682.955                   .416%                    .785%
         Abstain                                   3,844.809                   .165%                    .312%

         TOTAL                                 1,232,920.752                 52.977%                 100.000%



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                                             SHAREHOLDER RESPONSE SUMMARY REPORT
Page 2
                                            DEUTSCHE ASSET MANAGEMENT
                                               EMERGING GROWTH FUND
                                                September 19. 2002

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----

         ** FUND TOTALS:                              SHARES

         RECORD TOTAL                          2,327,302.127

         VOTED SHARES                          1,232.920.752

         PERCENT VOTED                               52.977%                                              C90




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                                               SHAREHOLDER RESPONSE SUMMARY REPORT
Page 1
                                            DEUTSCHE ASSET MANAGEMENT
                                         EMERGING GROWTH FUND -- CLASS A'
                                                September 18, 2002

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----

1.       To approve the Agreement and Plan of Reorganisation (the ,Plan,,) between Emerging Growth
         Fund. Inc. (the "Fund") and Forum Funds, on behalf of the BrownIA Small-Cap Growth Fund (the
         "HrownIA Fund"),that provides for the acquisition of all of the assets and assumptions of the liabilities of the Fund in exchange for shares of beneficial interest of the BrownIA Fund and the distribution of BrownIA Fund shares to the Fund shareholders.

         Affirmative                           1,091,779.560                 52.232%                  98.872%
         Against                                   8,609.955                   .412%                    .780%
         Abstain                                   3,844.809                   .184%                    .348%

         TOTAL                                 1,104,234.324                 52.828%                 100.000%



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                                               SHAREHOLDER RESPONSE SUMMARY REPORT
Page 2
                                            DEUTSCHE ASSET MANAGEMENT
                                          EMERGING GROWTH FUND - CLASS A
                                                September 18, 2002

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----

         ** FUND TOTALS:                              SHARES

         RECORD TOTAL                          2,090,247.000

         VOTED SHARES                          1,104,234.324

         PERCENT VOTED                                52.828
                                                                                                          C90



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                                               SHAREHOLDER RESPONSE SUMMARY REPORT
Page 1
                                            DEUTSCHE ASSET MANAGEMENT


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                                          EMERGING GROWTH FUND - CLASS B
                                                September.19, 2002

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----

1.       To approve the Agreement and Plan of Reorganization (the "Plan") between Emerging Growth Fund,
         Inc. (the "Fund(degree)) and Forum Funds, on behalf of the BrownIA Small-Cap Growth Fund (the
         "HrownIA Fund"), that provides for the acquisition of all of the assets and assumptions of the liabilities of the Fund in exchange for shares of beneficial interest of the HrownIA Fund and the distribution of BrownIA Fund shares to the Fund shareholders.

         Affirmative                              42,135.070                31.577%                   97.517%
         Against                                   1,073.000                   .804%                   2.483%
         Abstain                                        .000                   .000%                    .000%

         TOTAL                                    43,208.070                 32.381%                 100.000%


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                                               SHAREHOLDER RESPONSE SUMMARY REPORT
Page 2
                                            DEUTSCHE ASSET MANAGEMENT
                                          EMERGING GROWTH FUND - CLASS B
                                               September 19, 2002.

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----


         FUND TOTALS:                                 SHARES

         RECORD TOTAL                            133,437,228

         VOTED SHARES                             43,208.070

         PERCENT VOTED                                32.381

                                                                                                          C90


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                                               SHAREHOLDER RESPONSE SUMMARY REPORT
Page 1
                                            DEUTSCHE ASSET MANAGEMENT
                                          EMERGING GROWTH FUND - CLASS C
                                               September 19, 2002.

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----

1.       To approve the Agreement and Plan of Reorganization (the "Plan") between Emerging Growth Fund, Inc.
         (the "Fund") and Forum Funds, on behalf of the BrownIA Small-Cap Growth Fund (the "BrownIA Fund", that provides for the acquisition of all of the assets and assumptions of the liabilities of the Fund in exchange for shares of beneficial interest of the BrownIA Fund and the distribution of BrownIA Fund shares to the Fund shareholders.

         Affirmative                               4,057.694                 39.203%                 104.000%
         Against                                        .000                   .000%                    .000%
         Abstain                                        .000                   .000%                    .000%
         TOTAL                                     4,057.694                 39.203%                 100.000%



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                                               SHAREHOLDER RESPONSE SUMMARY REPORT
Page 2
                                            DEUTSCHE ASSET MANAGEMENT
                                          EMERGING GROWTH FUND - CLASS C
                                                September 19, 2002

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----


         ** FUND TOTALS:                              SHARES

         RECORD TOTAL                             10,350.499

         VOTED SHARES                              4,057.694

         PERCENT VOTED                               39.203%

                                                                                                          C90



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                                               SHAREHOLDER RESPONSE SUMMARY REPORT
Page 1
                                       SHAREHOLDER RESPONSE SUMMARY REPORT
                                            DEUTSCHE ASSET MANAGEMENT
                                           EMERGING GROWTH FUND - BIAT
                                                September 19, 2002

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----

1.       To approve the Agreement and Plan of Reorganization (the "plan") between Emerging Growth Fund, Inc.
         (the "Fund") and Forum Funds, on behalf of the BrownIA Small-Cap Growth fund (the "BrownIA Fund"), that provides for the acquisition of all of the assets and assumptions of the liabilities of the Fund in exchange for shares of beneficial interest of. the BrownIA Fund and the distribution of BrownIA Fund shares to the Fund shareholders.

         Affirmative                              58,120.743                 89.736%                 100.000%
         Against                                        .000                   .000%                    .000%
         Abstain                                        .000                   .000%                    .000%

         TOTAL                                    58.120.743                 89.734%                 100.000%



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                                               SHAREHOLDER RESPONSE SUMMARY REPORT
Page 2
                                            DEUTSCHE ASSET MANAGEMENT
                                           EMERGING GROWTH FUND - BIAT
                                               September 19,. 2002

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----

         FUND TOTALS:                                 SHARES

         RECORD TOTAL                             64,769.000
         VOTED SHARES                             58,120.743
         PERCENT VOTED                               89.736%
                                                                                                          C90



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                                               SHAREHOLDER RESPONSE SUMMARY REPORT
Page 1
                                            DEUTSCHE ASSET MANAGEMENT
                                     EMERGING GROWTH FUND - 1INSTITUTIONAL(degree)
                                                September 19, 2002

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----

1.       To approve the Agreement and Plan of Reorgan12ation (the "Plan")       between Emerging Growth
         Fund, Inc. (the "Fund") and Forum Funds, on behalf of the BrownIA Small-Cap Growth Fund (the
         "BrownIA Fund"), that provides for the acquisition of all of the assets and assumptions of the liabilities of the Fund in exchange for shares of beneficial interest of the BrownIA Fund and the distribution  of BrownIA Fund shares to the Fund shareholders.

         Affirmative                              23.299.921                 81.757%                 100.000%
         Against                                        .000                   .000%                    .000%
         Abstain                                        .000                   .000%                    .000%
         TOTAL                                    23,299.921                 81.757%                 100.000%




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SHAREHOLDER RESPONSE SUMMARY REPORT                          Page 2
                                            DEUTSCHE ASSET MANAGEMENT
                                       EMERGING GROWTH FUND - INSTITUTIONAL
                                                September 19; 2002

                                                                        % of Outstanding             % of Shares
                                             No. of. Shares                  Shares                     Voted
                                             --------------                  ------                     -----


         ** FUND TOTALS:                              SHARES

         RECORD TOTAL                             28,499.000

         VOTED SHARES                             23,299.921

         PERCENT VOTED                               81.157%

                                                                                                          C90

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